File No. 333-

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 10, 2009

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

EQ Advisors Trust

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

STEVEN M. JOENK

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ. AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, New York 10104	CLIFFORD J. ALEXANDER, ESQ. MARK C. AMOROSI, ESQ. K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class IA and Class IB shares of beneficial interest in the series of the registrant designated as the EQ/Common Stock Index Portfolio and the EQ/Small Company Index Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-17217 and 811-07953).

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Information Statement

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

1290 Avenue of the Americas

New York, New York 10104

July     , 2009

Dear Contractholder:

Enclosed is a notice of a Special Meeting of Shareholders of each of the following Portfolios:

•	EQ/Common Stock Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Opportunity Portfolio) (the “Opportunity Portfolio”); and

•	EQ/Small Company Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Small Cap Portfolio) (the “Small Cap Portfolio”) (together, the “Acquired Portfolios”).

Each Acquired Portfolio is a portfolio of EQ Advisors Trust (the “Trust”). The Special Meeting of Shareholders of the Acquired Portfolios is scheduled to be held at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on September 10, 2009 at 2:00 p.m., Eastern time (“Meeting”). At the Meeting, the shareholders of the Acquired Portfolios will be asked to approve the proposals described below.

The Trust’s Board of Trustees (“Board of Trustees”) has called the Meeting to request shareholder approval of the reorganization of each Acquired Portfolio into a corresponding series of the Trust (the “Acquiring Portfolios”) (the “Reorganizations”) as set forth below:

•	the Opportunity Portfolio into the EQ/Common Stock Index Portfolio (“Common Stock Portfolio”); and

•	the Small Cap Portfolio into the EQ/Small Company Index Portfolio (“Small Company Index Portfolio”).

The Board of Trustees has approved each of these proposals.

Each Acquired Portfolio and its corresponding Acquiring Portfolio have substantially similar investment objectives and substantially identical investment strategies. Each Portfolio is managed by AXA Equitable and sub-advised by one investment sub-adviser. In each case, if a Reorganization is approved and implemented, each Contractholder that invests indirectly in an Acquired Portfolio will automatically become a Contractholder that invests indirectly in the corresponding Acquiring Portfolio.

As an owner of an annuity contract or certificate and/or life insurance policy that participates in the Acquired Portfolios through the investment divisions of separate accounts established by AXA Equitable, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company”), you are entitled to instruct the applicable Insurance Company how to vote the Acquired Portfolio shares related to your interest in those accounts as of the close of business on June 30, 2009. The attached Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Steven M. Joenk
President
AXA Funds Management Group
AXA Equitable Life Insurance Company

EQ ADVISORS TRUST

EQ/Common Stock Index II Portfolio

EQ/Small Company Index II Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the following Portfolios, each of which is a portfolio of EQ Advisors Trust (the “Trust”), will be held on Thursday, September 10, 2009, at 2:00 p.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”):

•	EQ/Common Stock Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Opportunity Portfolio) (the “Opportunity Portfolio”); and

•	EQ/Small Company Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Small Cap Portfolio) (the “Small Cap Portfolio”) (together, the “Acquired Portfolios”).

The Meeting will be held to act on the following proposals:

1.	To approve the Plan of Reorganization and Termination adopted by the Trust (the “Reorganization Plan”), which provides for the reorganization of the Opportunity Portfolio into the EQ/Common Stock Index Portfolio, also a series of the Trust.

2.	To approve the Reorganization Plan, which provides for the reorganization of the Small Cap Portfolio into the EQ/Small Company Index Portfolio, also a series of the Trust.

3.	To transact other business that may properly come before the meeting or any adjournment or postponement thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (“Contractholders”) issued by AXA Equitable, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company”) who have invested in shares of the Acquired Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournment or postponement thereof has been fixed as the close of business on June 30, 2009. If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Portfolio in which you directly or indirectly own shares in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the [12-digit control number] that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Trust’s Board of Trustees recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the Board of Trustees,

Patricia Louie
Vice President and Secretary

July     , 2009

New York, New York

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

INFORMATION STATEMENT

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

EQ/COMMON STOCK INDEX II PORTFOLIO

EQ/SMALL COMPANY INDEX II PORTFOLIO,

EACH A SERIES OF EQ ADVISORS TRUST,

TO BE HELD ON SEPTEMBER 10, 2009

DATED: JULY     , 2009

GENERAL

This Information Statement is being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (“Contracts”) (“Contractholders”) who, as of June 30, 2009 (“Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (“Separate Accounts”) that are invested in shares of one or more of the following Portfolios:

•	EQ/Common Stock Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Opportunity Portfolio)

•	EQ/Small Company Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Small Cap Portfolio) (together, the “Acquired Portfolios”).

Each Acquired Portfolio is a portfolio of EQ Advisors Trust (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company.

To the extent required by law, each Insurance Company offers Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Portfolios (“Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposals (“Proposals”) to be considered at the Special Meeting of Shareholders of the Acquired Portfolios referred to in the preceding Notice and at any adjournment or postponement thereof (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should retain for future reference, sets forth concisely information about the proposed reorganizations involving the Acquired Portfolios and corresponding series of the Trust that a Contractholder should know before completing the enclosed voting instruction card.

AXA Financial, Inc. is the parent company of each Insurance Company and is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and each Insurance Company are located at 1290 Avenue of the Americas, New York, New York 10104.

This Information Statement and the accompanying voting instruction card are being mailed to Contractholders on or about July     , 2009.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by phone at 1-800-                     or by Internet at our website at                                         .

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal(s).

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The number of Shares held in the investment division of a Separate Account corresponding to an Acquired Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Portfolio. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. An Insurance Company will vote Shares attributable to Contracts for which it is the Contractholder “FOR” each applicable Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contractholders (other than the Insurance Company) have provided voting instructions to the Insurance Company.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of AXA Equitable or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, telegraph, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of a Proposal and will vote against any such adjournment those Shares for which they received voting instructions against a Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-800-                     or by Internet at our website at                                         .

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COMBINED PROXY STATEMENT AND PROSPECTUS

July     , 2009

EQ ADVISORS TRUST

EQ/Common Stock Index II Portfolio

EQ/Small Company Index II Portfolio

EQ/Common Stock Index Portfolio

EQ/Small Company Index Portfolio

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (“Contracts”) (“Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of June 30, 2009 (“Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (“Separate Accounts”) that are invested in shares of beneficial interest in one or more of the following Portfolios:

•	EQ/Common Stock Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Opportunity Portfolio) (the “Opportunity Portfolio”); and

•	EQ/Small Company Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Small Cap Portfolio) (the “Small Cap Portfolio”) (each an “Acquired Portfolio” and together, the “Acquired Portfolios”)

Each Acquired Portfolio is a portfolio of EQ Advisors Trust (the “Trust”), an open-end management investment company. This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in one or more of the Acquired Portfolios as of June 30, 2009. To the extent required by applicable law, Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Trust (“Board”) of proxies to be used at the Special Meeting of Shareholders of the Acquired Portfolios to be held at 1290 Avenue of the Americas, New York, New York 10104, on Thursday, September 10, 2009, at 2:00 p.m., Eastern time, or any adjournment or postponement thereof (“Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposals described in this Proxy Statement/Prospectus are as follows:

Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization and Termination adopted by the Trust (the “Reorganization Plan”), which provides for the reorganization of the Opportunity Portfolio into the EQ/Common Stock Index Portfolio (the “Common Stock Portfolio”), each a series of the Trust.	Shareholders of the Opportunity Portfolio.

2.	To approve the Reorganization Plan, which provides for the reorganization of the Small Cap Portfolio into the EQ/Small Company Index Portfolio (“Small Company Index Portfolio”), each a series of the Trust.	Shareholders of the Small Cap Portfolio.

Each reorganization referred to in Proposals 1 and 2 above is referred to herein as a “Reorganization” and together as the “Reorganizations.” The Common Stock Portfolio and Small Company Index Portfolio are referred to herein together as the “Acquiring Portfolios” and individually as an “Acquiring Portfolio.” Each Acquired Portfolio and Acquiring Portfolio is sometimes referred to herein as a “Portfolio.” The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the Securities and Exchange Commission (“SEC”) and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contractholders and other shareholders as of the Record Date on or about July     , 2009. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Trust, each dated May 1, 2009, as supplemented, with respect to the Acquired Portfolios (File Nos. 333-17217 and 811-07953);

2.	The Annual Report to Shareholders of the Trust with respect to the Acquired Portfolios for the fiscal year ended December 31, 2008 (File Nos. 333-17217 and 811-07953); and

3.	The Statement of Additional Information dated July , 2009, relating to the Reorganizations (File No. 333- ).

For a free copy of any of the above documents, please call or write the Trust at the phone number below or the above address.

Shareholders and Contractholders can find out more about the Acquired Portfolios in the Trust’s Annual Report listed above, which has been furnished to shareholders and Contractholders. You may obtain a copy of the Annual Report, free of charge, by writing to the Trust at the above address or by calling 1-877-222-2144.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles,

California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the IDEA Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

SUMMARY

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in one or more of the Acquired Portfolios as of the Record Date to approve the Reorganization Plan, whereby each Acquired Portfolio will be reorganized into the corresponding Acquiring Portfolio.

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Plan, a copy of which is attached hereto as Appendix A.

Background Information

On May 18, 2009, OppenheimerFunds, Inc. (“Oppenheimer”), the then-current investment sub-adviser (the “Adviser”) to the Acquired Portfolios, informed AXA Equitable that it had retained a new portfolio management team to manage the Acquired Portfolios and that the new portfolio management team proposed to utilize a new investment strategy to manage the Portfolios. AXA Equitable then commenced a review of the changes to the portfolio management team and the proposed investment strategy changes for the Acquired Portfolios. Based on its analysis of the changes to the portfolio management team, the proposed new investment style, process and other information, and a review of various alternatives for the Acquired Portfolios, AXA Equitable determined that it would be in the best interests of each Acquired Portfolio to (1) terminate the then-current Investment Advisory Agreement between AXA Equitable and Oppenheimer with respect to the Acquired Portfolios, (2) restructure the Portfolios as passive investment portfolios that seek to track the performance of their respective benchmarks (before deduction of portfolio fees and expenses), and (3) reorganize each Portfolio into another substantially identical passively managed portfolio offered by the Trust, rather than implement the changes proposed by Oppenheimer, appoint new Advisers to attempt to replicate the investment strategies of the Portfolios’ former portfolio management team or other alternatives. In connection with the restructuring of the Acquired Portfolios as index portfolios, AXA Equitable also determined that it would be appropriate to (1) reduce its management fee rate for managing the Acquired Portfolios to reflect the change from an active to a passive investment strategy and (2) appoint AllianceBernstein L.P. (“AllianceBernstein”) to manage the Acquired Portfolios on an interim basis using the new passive investment strategy for the Acquired Portfolios pending shareholder approval of the proposed Reorganizations.

In connection with its review of the Acquired Portfolios, AXA Equitable considered a variety of factors, including Oppenheimer’s proposed changes to the Acquired Portfolios as well as the continued viability of each Acquired Portfolio as a stand-alone investment option given that each Acquired Portfolio had failed to attract significant investor interest, had a relatively small asset base and was unlikely to attract significant new cash flow. AXA Equitable also considered that the Acquired Portfolios, as index-fund portfolios, would hold hundreds of equity securities as part of their investment strategies, which is consistent with the investment strategies of the Portfolios under the prior management of the former Oppenheimer management team. AXA Equitable also considered that, after converting to a passive investment strategy, the Acquired Portfolios would be substantially identical to other Portfolios of the Trust (namely, the corresponding Acquiring Portfolios) with respect to their investment policies, strategies and principal risks, and that the Reorganizations would be beneficial to the shareholders invested in the Acquired Portfolios because each Reorganization would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio could pursue substantially similar investment objectives in the context of a larger fund with the potential for better growth prospects and lower expenses through greater economies of scale.

AXA Equitable informed the Trust’s Board of Trustees of the changes at Oppenheimer and of its ongoing review of the Acquired Portfolios at a Board meeting held on May 21, 2009. At a subsequent Board meeting on June 2, 2009, AXA Equitable recommended the proposals described above and certain related matters. At that meeting, the Board, including the Trustees who are not “interested persons” of the Portfolios (as that term is defined in Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), unanimously approved (1) the termination of the then-current Investment Advisory Agreement between Oppenheimer and AXA Equitable with respect to the Acquired Portfolios, (2) the restructuring of each Acquired Portfolio as an index portfolio that seeks to track its benchmark (before deduction of portfolio fees and expenses), (3) a reduction in the investment management fee payable to AXA Equitable by each Acquired Portfolio to reflect the change in each Acquired Portfolio’s investment policies and strategies from active to passive management, (4) an Interim Investment Advisory Agreement between AXA Equitable and AllianceBernstein (the “Interim Agreement”) with respect to the Acquired Portfolios under which AllianceBernstein would serve as the interim Adviser to each Acquired Portfolio, and (5) the Reorganization Plan (and the solicitation of shareholders of each Acquired Portfolio to approve the Reorganization Plan) under which each Acquired Portfolio would reorganize into the corresponding Acquiring Portfolio. Additional information regarding the Board’s consideration of the Reorganizations is included in the section entitled “Board Considerations” below.

The changes to the investment policies and strategies of each Acquired Portfolio, the reduction in the investment management fees payable by each Acquired Portfolio to AXA Equitable, and the Interim Agreement took effect on June 8, 2009. The Interim Agreement was approved and implemented with respect to each Acquired Portfolio without shareholder approval in accordance with Rule 15a-4 under the 1940 Act and will terminate 150 days after its effective date. Subject to shareholder approval, the Reorganizations are expected to be effective at the close of business on September     , 2009, or on a later date the Trust decides upon (“Closing Date”).

The Reorganizations

Each Acquired Portfolio’s shares are divided into two classes, designated Class IA and Class IB shares (“Acquired Portfolio Shares”). Each Acquiring Portfolio’s shares also are divided into two classes, designated Class IA and Class IB shares (“Acquiring Portfolio Shares”). The rights and preferences of each class of Acquiring Portfolio Shares are identical to the corresponding class of Acquired Portfolio Shares.

The Reorganization Plan provides for, with respect to each Reorganization:

•

the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets;

•	the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Acquiring Portfolio Shares; and

•	the complete termination of the Acquired Portfolio.

Each Acquired Portfolio has substantially similar investment objectives and substantially identical investment policies and principal risks as its corresponding Acquiring Portfolio. A comparison of the investment objective(s), investment policies, strategies and principal risks of each Acquired Portfolio and its corresponding Acquiring Portfolio is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, as discussed in “Additional Information about the Portfolios” below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, each Reorganization is expected to be effective at the close of business on the Closing Date. As a result of each Reorganization, each shareholder invested in shares of one or more of the Acquired Portfolios would become an owner of shares of the corresponding Acquiring Portfolio. Each such shareholder would hold, immediately after the Closing Date, Class IA or Class IB shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class IA or Class IB Acquired Portfolio Shares, as applicable, that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in shares of one or more of the Acquired Portfolios would become an indirect owner of shares of the corresponding Acquiring Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, Class IA or Class IB shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class IA or Class IB Acquired Portfolio Shares, as applicable, that were indirectly held by the Contractholder as of the Closing Date. The consummation of one Reorganization is not contingent on the consummation of the other Reorganization. The Trust believes that there will be no adverse tax consequences to shareholders or Contractholders as a result of the Reorganizations. Please see “Additional Information about the Reorganizations – Federal Income Tax Consequences of the Reorganizations” below for further information.

The Board has unanimously approved the Reorganization Plan with respect each Reorganization. Accordingly, the Board is submitting the Reorganization Plan for approval by each Acquired Portfolio’s shareholders. In considering whether to approve a proposal (a “Proposal”), you should review the Proposal for the Acquired Portfolio(s) in which you were a direct or indirect holder on the Record Date. In addition, you should review the information in this Proxy Statement/Prospectus that relates to all of the Proposals and the Reorganization Plan generally. The Board recommends that you vote “FOR” the Proposals to approve the Reorganization Plan.

PROPOSAL 1:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE OPPORTUNITY PORTFOLIO INTO THE COMMON STOCK INDEX PORTFOLIO.

This Proposal 1 requests your approval of the Reorganization Plan, pursuant to which the Opportunity Portfolio will be reorganized into the Common Stock Portfolio.

In considering whether you should approve this Proposal, you should note that:

•

The Opportunity Portfolio and Common Stock Portfolio have substantially similar investment objectives and substantially identical investment policies and principal risks. Below is a summary comparison of the two Portfolios. For a detailed comparison of the each Portfolio’s investment objectives, policies, strategies and risks, see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.

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The Opportunity Portfolio’s investment objective is to seek to achieve long-term capital appreciation. The Common Stock Portfolio’s investment objective is to seek to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index (the “Russell 3000”), including reinvestment of dividends, at a risk level consistent with that of the Russell 3000. The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market. Under normal circumstances, each Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000. The investment objectives of the Portfolios are substantially similar in that each Portfolio seeks to achieve capital appreciation through an investment in the equity securities of large-cap companies. Each Portfolio’s investments are selected by using a stratified sampling construction process in which the Adviser selects a subset of the 3,000 companies in the Russell 3000. Each Portfolio also may invest, to a limited extent, in derivatives and investment company securities, such as exchange-traded funds (“ETFs”) and up to 20% of the value of its total assets in futures contracts and options on futures contracts whose return depends on stock market prices.

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Each Portfolio is subject to adviser selection risk, asset class risk, derivatives risk, equity risk, ETFs risk, futures and options risk, index-fund risk, market risk, small- and mid-cap company risk, large-cap company risk, portfolio management risk, securities lending risk, security risk and security selection risk as principal risks. For a detailed description of the investment objectives, policies, and strategies and principal risks of each Portfolio, please see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.

•

AXA Equitable (“Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the Common Stock Portfolio after the Reorganization. AXA Equitable has received an exemptive order from the SEC that generally permits AXA Equitable and the Board to appoint, dismiss and replace each Portfolio’s investment sub-adviser(s) (each, an “Adviser”) and to amend the advisory agreements between AXA Equitable and the Advisers without obtaining shareholder approval. AXA Equitable has appointed AllianceBernstein to manage the assets of each Portfolio. For a detailed description of the Manager and the Portfolios’ Adviser, please see “Additional Information about the Portfolios—The Manager” and “- The Advisers” below.

•

The Opportunity Portfolio and Common Stock Portfolio had net assets of approximately $35.48 million and $4.20 billion, respectively, as of December 31, 2008. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $4.24 billion.

•

Class IA shareholders of the Opportunity Portfolio will receive Class IA shares of the Common Stock Portfolio, and Class IB shareholders of the Opportunity Portfolio will receive Class IB shares of the Common Stock Portfolio, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the Common Stock Portfolio’s Class IA and Class IB shares, immediately following the Reorganization, will be lower than those of the Opportunity Portfolio’s Class IA and Class IB shares, respectively, for the last fiscal year, before and after taking into account an expense limitation arrangement that is in effect for the Opportunity Portfolio and after taking into account the restatement of fees of each Portfolio to reflect current fees. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The management fee for each Portfolio is the same and is equal to an annual rate of 0.35% of the Portfolio’s average daily net assets.

•

The administration fee schedule is the same for each Portfolio. Each Portfolio pays $30,000 per year, plus its proportionate share of the Trust’s administration fee for portfolios with a single Adviser, which is equal to an annual rate of 0.12% of the first $3 billion of the Trust’s total average daily net assets (exclusive of certain portfolios), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the Common Stock Portfolio. In connection with the changes made to the Acquired Portfolio’s investment policies and strategies, as described in the “Summary” section above, AXA Equitable and AllianceBernstein restructured the Acquired Portfolio’s holdings to pursue its new investment policies and strategies, which are substantially identical to those of the Common Stock Portfolio. AXA Equitable has reviewed the Opportunity Portfolio’s current portfolio holdings and has determined that the holdings generally are compatible with the Common Stock Portfolio’s investment objective and policies. Thus, AXA Equitable believes that, if the Reorganization is approved, all or virtually all of the holdings of the Opportunity Portfolio could be transferred to and held by the Common Stock Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if a Reorganization is approved, any holdings of the Opportunity Portfolio involved therein that are not compatible with the Common Stock Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of the Opportunity Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by AXA Equitable and the Common Stock Portfolio’s Adviser of the compatibility of those holdings with the Common Stock Portfolio’s portfolio composition and investment objective and policies at the time of the Reorganization. The need for the Opportunity Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•

AXA Equitable will bear the Reorganization Expenses (as defined in the Reorganization Plan), which include the costs associated with the preparation and distribution of this Proxy Statement/Prospectus and with obtaining shareholder approval of the Reorganization, but exclude brokerage and similar expenses in connection with the Reorganization, which will be borne by the Portfolios. Please see “Additional Information about the Reorganizations” below for more information.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Opportunity Portfolio with those of the Common Stock Portfolio. The Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders.

Acquiring Portfolio	Acquired Portfolio
Common Stock Portfolio	Opportunity Portfolio
Investment Objective

Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000.	Seeks to achieve long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000.	Same.

The Portfolio also may invest in securities and other instruments, such as futures contracts and options on futures contracts whose return depends on stock market prices. The Adviser selects these instruments to attempt to match the total return of the Russell 3000 but may not always do so. The contract value of the futures contracts purchase by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio’s total assets.	Same.

The Portfolio may invest in investment company securities, such as ETFs, where appropriate futures contracts do not exist or if the Adviser deems advisable for other reasons, such as to gain exposure to certain sectors or securities that are represented by ownership in ETFs.	Same.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Adviser’s analysis of key risk factors and other characteristics such as industry weightings, market capitalizations, return variability and yield.	Same.

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are noted below. However, other factors may also affect each Portfolio’s net asset value. There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations – Description of Risk Factors” below.

Risks	Common Stock Portfolio	Opportunity Portfolio
Adviser Selection Risk	X	X

Asset Class Risk	X	X

Derivatives Risk	X	X

Equity Risk	X	X

ETFs Risk	X	X

Futures and Options Risk	X	X

Index-Fund Risk	X	X

Large-Cap Company Risk	X	X

Market Risk	X	X

Portfolio Management Risk	X	X

Securities Lending Risk	X	X

Security Risk	X	X

Security Selection Risk	X	X

Small- and Mid-Cap Company Risk	X	X

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its shares for the last fiscal year ended December 31, 2008, as adjusted to reflect the current fees for each Portfolio. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the last year ended on that date. There are no fees or charges to buy or sell shares of either Portfolio, reinvest dividends or exchange into other portfolios. The tables do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses.

Annual Operating Expenses

(expenses that are deducted from Portfolio assets)

	Opportunity Portfolio		Common Stock Portfolio		Pro Forma Common Stock Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Management Fee†	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)††	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.68%	0.68%	0.11%	0.11%	0.11%	0.11%
Total Annual Portfolio Operating Expenses	1.03%	1.28%	0.46%	0.71%	0.46%	0.71%
Less Fee Waiver/Expense Reimbursement*	-0.43%	-0.43%	N/A	N/A	N/A	N/A
Net Annual Portfolio Operating Expenses	0.60%	0.85%	0.46%	0.71%	0.46%	0.71%

†	The management fee for each Portfolio has been restated to reflect the current fee.
††	The maximum annual distribution and/or service (12b-1) fee for a Portfolio’s Class IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to a Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2010.
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Opportunity Portfolio through April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the Annual Portfolio Operating Expenses of the Opportunity Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future, provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Opportunity Portfolio’s expense ratio and such reimbursements do not exceed the Opportunity Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped all eligible previous payments made, the Opportunity Portfolio will be charged such lower expenses. The Manager may discontinue these arrangements at any time after April 30, 2010.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	If applicable, the expense limitation currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the Portfolios. Actual expenses may be higher or lower than those shown. The costs in the example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Opportunity Portfolio		Common Stock Portfolio		Pro Forma Common Stock Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
1 Year	$61	$87	$47	$73	$47	$73
3 Years	$285	$363	$148	$227	$148	$227
5 Years	$527	$661	$258	$395	$258	$395
10 Years	$1,220	$1,507	$579	$883	$579	$883

Comparative Performance Information

The bar charts below illustrate each Portfolio’s annual total returns for the calendar years indicated and give some indication of the risks of investing in each Portfolio by showing yearly changes in the Portfolio’s performance. The tables below show each Portfolio’s average annual total returns for the periods shown through December 31, 2008 and compare the Portfolio’s performance to the returns of a broad-based index.

Past performance is not an indication of future performance. This may be particularly true for both the Opportunity Portfolio and the Common Stock Portfolio because prior to June 15, 2009 and December 1, 2008, respectively, each Portfolio had a different investment strategy and consisted entirely of an actively managed portfolio of equity securities. If each Portfolio had historically been managed using its current strategy, the respective performance of each Portfolio may have been different. In addition, prior to June 8, 2009, the Opportunity Portfolio was advised by a different Adviser. SEC regulations require the Portfolios to disclose this performance information to you, but you should note that it provides a limited basis for comparison between the Portfolios because of the relatively recent changes to the Portfolios.

Both the bar charts and the tables assume reinvestment of dividends and other distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Opportunity Portfolio – Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 6.34% (2007 2nd Quarter)	Worst Quarter (% and time period) -22.63% (2008 4th Quarter)

Common Stock Portfolio – Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 22.08% (2003 2nd Quarter)	Worst Quarter (% and time period) -25.39% (2008 4th Quarter)

Opportunity Portfolio - Average Annual Total Returns (For the periods ended December 31, 2008)

	One Year	Since Inception
Opportunity Portfolio – Class IA	-38.72%	-14.58%
Opportunity Portfolio – Class IB	-38.87%	-14.80%
Russell 3000® Index †	-37.31%	-13.03%

Common Stock Portfolio - Average Annual Total Returns (For the periods ended December 31, 2008)

	One Year	Five Years	Ten Years
Common Stock Portfolio – Class IA	-43.67%	-4.95%	-2.85%
Common Stock Portfolio – Class IB	-43.81%	-5.19%	-3.10%
Russell 3000® Index*,†	-37.31%	-1.95%	-0.80%
Standard & Poor’s 500 Composite Stock Index †	-37.00%	-2.19%	-1.38%

†

Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

*

Effective December 1, 2008, the Common Stock Portfolio changed its benchmark from the S&P 500 Index to the Russell 3000® Index. The Common Stock Portfolio changed its benchmark because the Manager believes that the Russell 3000® Index reflects more closely the securities and sectors in which the Portfolio invests.

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2008 and of the Common Stock Portfolio on a pro forma combined basis as of that date after giving effect to the proposed Reorganization.

	Net Assets (in thousands)	Net Asset Value Per Share	Shares Outstanding
Opportunity Portfolio – Class IA	$2,938	$6.44	455,882
Common Stock Portfolio – Class IA	$3,168,157	$11.11	285,144,671
Adjustments*	None	None	-191,487
Pro forma Common Stock Portfolio – Class IA (assuming the Reorganization is approved)	$3,171,095	$11.11	285,427,093
Opportunity Portfolio – Class IB	$32,544	$6.44	5,049,773
Common Stock Portfolio – Class IB	$1,034,651	$11.05	93,628,598
Adjustments*	None	None	-2,104,789
Pro forma Common Stock Portfolio – Class IB (assuming the Reorganization is approved)	$1,067,195	$11.05	96,578,733

*	AXA Equitable is expected to bear the Reorganization Expenses as described in “Additional Information about the Reorganizations—Terms of the Reorganization Plan” below.

After careful consideration, the Board unanimously approved the Reorganization Plan with respect to the Opportunity Portfolio. Accordingly, the Board has submitted the Reorganization Plan for approval by the Opportunity Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 1.

*        *        *        *        *

PROPOSAL 2:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SMALL CAP PORTFOLIO INTO THE SMALL COMPANY INDEX PORTFOLIO.

This Proposal 2 requests your approval of the Reorganization Plan, pursuant to which the Small Cap Portfolio will be reorganized into the Small Company Index Portfolio.

In considering whether you should approve this Proposal, you should note that:

•

The Small Cap Portfolio and Small Company Index Portfolio have substantially similar investment objectives and substantially identical investment policies, strategies and principal risks. Below is a summary comparison of the two Portfolios. For a detailed comparison of the each Portfolio’s investment objectives, policies, strategies and risks, see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.

•

The Small Cap Portfolio has an investment objective to seek to achieve capital appreciation. The Small Company Index Portfolio has an investment objective to seek to replicate as closely as possible, before the deduction of Portfolio expenses, the total return of the Russell 2000® Index (the “Russell 2000”). These objectives are substantially similar in that each Portfolio seeks to achieve capital appreciation through an investment in the equity securities of small-cap companies. Under normal circumstances, each Portfolio has a policy to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. To achieve their respective investment objective, each Portfolio invests in a statistically small sample of the securities found in the Russell 2000, using a process known as “optimization” whereby the industry weightings, market capitalizations and fundamental characteristics of the Portfolio’s stocks are intended to closely match those of the securities included in the Russell 2000. The securities held by each Portfolio are weighted to make its total investment characteristics similar to those of the Russell 2000 as a whole, and over time, the correlation between the Portfolio’s performance (before the deduction of expenses) and that of the Russell 2000 is expected to be 95% or higher. Each Portfolio also may invest, to a limited extent, securities index futures contracts and related options, warrants and convertible securities. Each Portfolio also may invest in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

•

Each Portfolio is subject to adviser selection risk, asset class risk, convertible securities risk, derivatives risk, equity risk, futures and options risk, index-fund risk, liquidity risk, market risk, portfolio management risk, securities lending risk, security risk, security selection risk and small-cap company risk as principal risks.

•

AXA Equitable (“Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the Small Company Index Portfolio after the Reorganization. AXA Equitable has received an exemptive order from the SEC that generally permits AXA Equitable and the Board to appoint, dismiss and replace each Portfolio’s investment sub-adviser(s) (“Adviser”) and to amend the advisory agreements between AXA Equitable and the Advisers without obtaining shareholder approval. AllianceBernstein L.P. currently serves as the Adviser for the Small Cap Portfolio and the Small Company Index Portfolio and it is anticipated that it will continue to advise the Small Company Index Portfolio after the Reorganization. For a detailed description of the Manager and the Small Company Index Portfolio’s Adviser, please see “Additional Information about the Portfolios—The Manager” and “- The Advisers” below.

•

The Small Cap Portfolio and Small Company Index Portfolio had net assets of approximately $63.01 million and $647.28 million, respectively, as of December 31, 2008. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $710.29 million.

•

Class IA shareholders of the Small Cap Portfolio will receive Class IA shares of the Small Company Index Portfolio, and Class IB shareholders of the Small Cap Portfolio will receive Class IB shares of the Small Company Index Portfolio, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the Small Company Index Portfolio’s Class IA and Class IB shares, immediately following the Reorganization, will be lower than those of the Small Cap Portfolio’s Class IA and Class IB shares, respectively, for the last fiscal year, before and after taking into account an expense limitation arrangement that is in effect for the Small Cap Portfolio and after taking into account the restatement of fees of the Small Cap Portfolio to reflect current fees. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The management fee for each Portfolio is the same and is equal to an annual rate of 0.25% of the Portfolio’s average daily net assets.

•

The administration fee schedule is the same for each Portfolio. Each Portfolio pays $30,000 per year, plus its proportionate share of the Trust’s administration fee for portfolios with a single Adviser, which is equal to an annual rate of 0.12% of the first $3 billion of the Trust’s total average daily net assets (exclusive of certain portfolios), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the Small Company Index Portfolio. In connection with the changes made to the Acquired Portfolio’s investment policies and strategies, as described in the “Summary” section above, AXA Equitable and AllianceBernstein restructured the Acquired Portfolio’s holdings to pursue its new investment policies and strategies, which are substantially identical to those of the Small Company Index Portfolio. AXA Equitable has reviewed the Small Cap Portfolio’s current portfolio holdings and determined that they generally are compatible with the Small Company Index Portfolio’s investment objective and policies. Thus, AXA Equitable believes that, if the Reorganization is approved, all or virtually all of those holdings could be transferred to and held by the Small Company Index Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the Small Cap Portfolio’s holdings that are not compatible with the Small Company Index Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of the Small Cap Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by AXA Equitable and the Small Company Index Portfolio’s Adviser of the compatibility of those holdings with the Small Company Index Portfolio’s portfolio composition and investment objective and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

•

AXA Equitable will bear the Reorganization Expenses (as defined in the Reorganization Plan), which include the costs associated with the preparation and distribution of this Proxy Statement/Prospectus and with obtaining shareholder approval of the Reorganization, but exclude brokerage and similar expenses in connection with the Reorganization, which will be borne by the Portfolios. Please see “Additional Information about the Reorganizations” below for more information.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Small Cap Portfolio with those of the Small Company Index Portfolio. The Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders.

Acquiring Portfolio	Acquired Portfolio
Small Company Index Portfolio	Small Cap Portfolio
Investment Objective

Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000.	Seeks to achieve capital appreciation.

Principal Investment Strategies	Same.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000.

The Portfolio may invest, to a limited extent, in securities index futures contracts and related options, warrants and convertible securities to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000.	Same.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption request or to facilitate investment in the securities included in the Russell 2000.	Same.

The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	Same.

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are noted below. However, other factors may also affect each Portfolio’s net asset value. There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations – Description of Risk Factors” below.

Risks	Small Company Index Portfolio	Small Cap Portfolio
Adviser Selection Risk	X	X

Asset Class Risk	X	X

Convertible Securities Risk	X	X

Derivatives Risk	X	X

Equity Risk	X	X

Futures and Options Risk	X	X

Index-Fund Risk	X	X

Liquidity Risk	X	X

Market Risk	X	X

Portfolio Management Risk	X	X

Securities Lending Risk	X	X

Security Risk	X	X

Security Selection Risk	X	X

Small-Cap Company Risk	X	X

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its shares for the last fiscal year ended December 31, 2008. The fees and expenses for the Small Cap Portfolio have been adjusted to reflect the contractual fee changes that took effect for that Portfolio on June 8, 2009. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the last year ended on that date. There are no fees or charges to buy or sell shares of either Portfolio, reinvest dividends or exchange into other portfolios. The tables do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses.

Annual Operating Expenses

(expenses that are deducted from Portfolio assets)

	Small Cap Portfolio		Small Company Index Portfolio		Pro Forma Small Company Index Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Management Fee†	0.25%	0.25	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)††	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.65%	0.65%	0.20%	0.20%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.90%	1.15%	0.45%	0.70%	0.40%	0.65%
Less Fee Waiver/Expense Reimbursement*	-0.40%	-0.40%	N/A	N/A	N/A	N/A
Net Annual Portfolio Operating Expenses	0.50%	0.75%	0.45%	0.70%	0.40%	0.65%

†	Restated to reflect current fees for the Small Cap Portfolio.
††	The maximum annual distribution and/or service (12b-1) fee for a Portfolio’s Class IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to a Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2010.
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Small Cap Portfolio through April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the Annual Portfolio Operating Expenses of the Small Cap Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future, provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Small Cap Portfolio’s expense ratio and such reimbursements do not exceed the Small Cap Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped all eligible previous payments made, the Small Cap Portfolio will be charged such lower expenses. The Manager may discontinue these arrangements at any time after April 30, 2010.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	If applicable, the expense limitation currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the Portfolios. Actual expenses may be higher or lower than those shown. The costs in the example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Small Cap Portfolio		Small Company Index Portfolio		Pro Forma Small Company Index Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
1 Year	$51	$77	$46	$72	$41	$66
3 Years	$247	$326	$144	$224	$128	$208
5 Years	$459	$594	$252	$390	$224	$362
10 Years	$1,071	$1,362	$567	$871	$505	$810

Comparative Performance Information

The bar charts below illustrate each Portfolio’s annual total returns for the calendar years indicated and give some indication of the risks of investing in each Portfolio by showing yearly changes in the Portfolio’s performance. The tables below show each Portfolio’s average annual total returns for the periods shown through December 31, 2008 and compare the Portfolio’s performance to the returns of a broad-based index.

Past performance is not an indication of future performance. This may be particularly true for both the Small Cap Portfolio and the Small Company Index Portfolio because a different Adviser advised each Portfolio prior to June 15, 2009 and January 2, 2003, respectively. In addition, prior to June 8, 2009, the Small Cap Portfolio had a different investment strategy and consisted entirely of an actively managed portfolio of equity securities. If the Small Cap Portfolio had historically been managed using its current strategy, the respective performance of each Portfolio may have been different. SEC regulations require the Portfolios to disclose this performance information to you, but you should note that it provides a limited basis for comparison between the Portfolios because of the relatively recent changes to the Small Cap Portfolio.

Both the bar charts and the tables assume reinvestment of dividends and other distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Small Cap Portfolio – Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 5.30% (2007 2nd Quarter)	Worst Quarter (% and time period) -27.36% (2008 4th Quarter)

Small Company Index Portfolio – Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 22.95% (2003 2nd Quarter)	Worst Quarter (% and time period) -26.45% (2008 4th Quarter)

Small Cap Portfolio - Average Annual Total Returns (For the periods ended December 31, 2008)

	One Year	Since Inception
Small Cap Portfolio – Class IA	-38.06%	-15.92%
Small Cap Portfolio – Class IB	-38.23%	-16.15%
Russell 2000® Index†	-33.79%	-13.35%

Small Company Index Portfolio - Average Annual Total Returns (For the periods ended December 31, 2008)

	One Year	Five Years	Ten Years
Small Company Index Portfolio – Class IA*	-33.94%	-1.11%	2.70%
Small Company Index Portfolio – Class IB	-34.12%	-1.36%	2.51%
Russell 2000® Index†	-33.79%	-0.93%	3.02%

*	For periods prior to the date Small Company Index Portfolio’s Class IA commenced operations (March 25, 2002), performance information shown is the performance of the Portfolio’s Class IB shares which reflects the effects of Rule 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†

Russell 2000® Index is an unmanaged index that tracks the performance of the 2,000 smallest companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index. Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2008 and of the Small Company Index Portfolio on a pro forma combined basis as of that date after giving effect to the proposed Reorganization.

	Net Assets (in thousands)	Net Asset Value Per Share	Shares Outstanding
Small Cap Portfolio – Class IA	$3,477	$6.50	535,190
Small Company Index Portfolio – Class IA	$216,594	$6.77	32,012,163
Adjustments*	None	None	-21,361
Pro forma Small Company Index Portfolio – Class IA (assuming the Reorganization is approved)	$220,071	$6.77	32,506,795
Small Cap Portfolio – Class IB	$59,535	$6.48	9,187,681
Small Company Index Portfolio – Class IB	$430,688	$6.77	63,633,634
Adjustments*	None	None	-391,508
Pro forma Small Company Index Portfolio – Class IB (assuming the Reorganization is approved)	$490,223	$6.77	72,411,078

*	AXA Equitable is expected to bear the Reorganization Expenses as described in “Additional Information about the Reorganizations - Terms of the Reorganization Plan” below.

After careful consideration, the Board unanimously approved the Reorganization Plan with respect to the Small Cap Portfolio. Accordingly, the Board has submitted the Reorganization Plan for approval by the Small Cap Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 2.

*        *        *        *        *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Plan

The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

Each Reorganization involves an Acquiring Portfolio’s acquiring all the assets of the corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares equal in net asset value (as determined in accordance with the Trust’s normal valuation procedures), by class, to the outstanding Acquired Portfolio Shares and the Acquiring Portfolio’s assumption of the Acquired Portfolio’s liabilities. The Reorganization Plan further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in the Reorganization to its shareholders, for the benefit of the Separate Accounts, as applicable, and thus the Contractholders, by class. The number of full and fractional Acquiring Portfolio Shares each shareholder will receive (for the benefit of each Separate Account, as applicable) will be equal in net asset value, as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the corresponding Acquired Portfolio Shares the shareholder holds at that time (for the benefit thereof, as applicable). After such distribution, the Trust will take all necessary steps under its Amended and Restated Declaration of Trust, as amended (“Declaration”), and Delaware and any other applicable law to effect a complete termination of each Acquired Portfolio.

The Board may terminate the Reorganization Plan with respect to, and abandon, either Reorganization or both Reorganizations at any time prior to the Closing Date, before or after approval by the relevant Acquired Portfolio’s shareholders, if circumstances develop that, in the Board’s opinion, make proceeding with a Reorganization inadvisable for a Portfolio. The completion of each Reorganization also is subject to various conditions, including approval of the applicable Proposal by the Acquired Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date.

The Board, including the Independent Trustees, has determined, with respect to each Portfolio, that the interests of its shareholders will not be diluted as a result of its Reorganization and that participation in that Reorganization is in the best interests of that Portfolio.

AXA Equitable will bear the Reorganization Expenses (as defined in the Reorganization Plan), which include the costs associated with the preparation and distribution of this Proxy Statement/Prospectus and with obtaining shareholder approval of the Reorganizations, but excludes brokerage and similar expenses in connection with the Reorganizations, which will be borne by the Portfolio incurring such expenses.

Approval of the Reorganization Plan with respect to each Acquired Portfolio will require a majority vote of its shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved with respect to an Acquired Portfolio by its shareholders or its Reorganization is not consummated for any other reason, the Board will consider other possible courses of action. The consummation of one Reorganization is not contingent on the consummation of the other Reorganization. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Portfolio will receive Class IA or Class IB shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Plan. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Declaration authorizes the Board to issue shares in different series and classes. In addition, the Declaration authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. Each Acquiring Portfolio is a series of the Trust.

The Trust currently offers two classes of shares – Class IA and Class IB shares. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IB shares of the Acquiring Portfolios. The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IB shares is equal to an annual rate of 0.50% of the average daily net assets attributable to those shares. That fee is currently limited to an annual rate of 0.25% of the average daily net assets attributable to those shares and may not be increased without the approval of the Board. Because these distribution/service fees are paid out of an Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Board held on May 21, 2009, AXA Equitable’s representatives (“management”) informed the Board that on May 18, 2009, Oppenheimer, the then-current Adviser to the Acquired Portfolios, had notified AXA Equitable that it had retained a new portfolio management team to manage the Acquired Portfolios and that the new portfolio management team had proposed utilizing a new investment strategy to manage the Portfolios. Management informed the Board that it was evaluating the information that Oppenheimer had provided and that it would make a recommendation to the Board at its June 2, 2009 regular meeting. At that meeting, management informed the Board that, based on its analysis of the proposed new investment style, process and other information and a review of various alternatives for the Acquired Portfolios, AXA Equitable determined that it would be in the best interests of the Acquired Portfolios to (1) terminate the then-current Investment Advisory Agreement between AXA Equitable and Oppenheimer with respect to the Acquired Portfolios, (2) restructure the Portfolios as passive investment portfolios that seek to track the performance of their respective benchmarks (before deduction of portfolio fees and expenses), and (3) reorganize each Portfolio into another substantially identical passively managed portfolio offered by the Trust, rather than implement the changes proposed by Oppenheimer, appoint a new Adviser to attempt to replicate the investment strategies of the Portfolios’ former portfolio management team or other alternatives. Management also informed the Board that, in connection with the restructuring of the Acquired Portfolios as index portfolios, AXA Equitable determined that it would be appropriate to (1) reduce its management fee rate for managing the Acquired Portfolios to reflect the change from an active to a passive investment strategy and (2) appoint AllianceBernstein to manage the Acquired Portfolios on an interim basis using the new passive investment strategy for the Acquired Portfolios pending shareholder approval of the proposed Reorganizations.

Management informed the Board that, in connection with its review of the Acquired Portfolios, AXA Equitable had considered a variety of factors, including Oppenheimer’s proposed changes to the Acquired Portfolios and the continued viability of each Acquired Portfolio as a stand-alone investment option given that each Acquired Portfolio had failed to attract significant investor interest, notwithstanding that each Portfolio had been in existence since

2006, had a relatively small asset base and was unlikely to attract significant new cash flow. Management also noted that it had considered that the Acquired Portfolios, as index-fund portfolios, would hold hundreds of equity securities as an investment strategy, consistent with the investment strategies of each Portfolio under the prior management of the former Oppenheimer portfolio management team. Management expressed its belief that, after converting to a passive investment strategy, the Acquired Portfolios would be substantially identical to other portfolios of the Trust (namely, the corresponding Acquiring Portfolios) with respect to their investment policies, strategies and principal risks, and that the Reorganizations would be beneficial to the shareholders invested in the Acquired Portfolios because each Reorganization would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio could pursue similar investment objectives in the context of a larger fund with the potential for better growth prospects and lower expenses through greater economies of scale.

In determining whether to approve the Reorganization Plan with respect to the Acquired Portfolios and recommend their approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of the Reorganizations to shareholders, including the greater potential to increase the assets of the Acquired Portfolios and to realize economies of scale in the Acquired Portfolios’ expenses and portfolio management as a result of asset growth; (2) comparisons of the Portfolios’ investment objectives, policies, strategies and risks; (3) the effect of a Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder costs; (4) the relative historical performance records of the Portfolios; (5) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (6) the terms and conditions of the Reorganization Plan and whether the Reorganizations would result in dilution of shareholder interests; (7) the potential benefits of the Reorganizations to other persons, including AXA Equitable and its affiliates as discussed below in the section entitled “Potential Benefits of the Reorganizations to AXA Equitable;” and (8) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure. In connection with the Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and management provided the Board, information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Trustees, concluded that each Portfolio’s participation in the relevant Reorganization is in its best interests and that the interests of existing shareholders of that Portfolio would not be diluted as a result of the Reorganization. The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to continue to allocate amounts to a Portfolio that pursues a substantially similar investment objective, policies and strategies, and that is part of a larger combined portfolio with the potential for less volatility, better growth prospects and the potential for lower expenses through greater economies of scale.

•

The net annual operating expense ratios for the Class IA and Class IB shares of each Acquiring Portfolio are expected to be lower than those of the corresponding classes of shares of the corresponding Acquired Portfolio for the last fiscal year (restated to reflect current fees).

•

AXA Equitable will continue to serve as the investment manager and administrator of the Acquiring Portfolios following the Reorganizations, and the current Adviser to each Acquiring Portfolio will continue to serve as the Adviser to those Portfolios.

•

As a result of the Reorganizations, each shareholder of Class IA or Class IB shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class IA or Class IB shares of the corresponding Acquiring Portfolio, as applicable, having an aggregate value equal to the aggregate value of the relevant Acquired Portfolio Shares such shareholder holds as of the Closing Date.

•

The Reorganizations will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with the Trust’s normal valuation procedures, which are identical for all of the Trust’s Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•	The Reorganizations are not expected to have any adverse tax results to shareholders or Contractholders.

•	AXA Equitable is expected to bear the Reorganization Expenses.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve the Reorganization Plan.

Potential Benefits of the Reorganizations to AXA Equitable

AXA Equitable may realize benefits in connection with the Reorganizations. For example, although the management and administration fee schedule payable to AXA Equitable and its affiliates with respect to the Acquiring Portfolios are the same as those for the Acquired Portfolios, the profitability of those fees to AXA Equitable and its affiliates may be higher than the profitability of the fees payable by the Acquired Portfolios. In addition, each Reorganization would eliminate AXA Equitable’s obligations under expense limitation arrangements in effect for each Acquired Portfolio by reorganizing the Acquired Portfolios into Acquiring Portfolios that are not subject to an expense limit. The elimination of certain expense limits may result in increased profits to AXA Equitable from the fees it receives with respect to the Portfolios. The Reorganizations also may enable AXA Equitable to recoup certain fees and expenses previously waived or reimbursed, subject to the terms of the expense limitation arrangements in effect for the applicable Portfolio.

In addition, the Portfolios are offered and sold through Contracts issued by AXA Equitable and its affiliates that may provide certain death benefit, income benefit or other guarantees to Contractholders. In providing these guarantees, AXA Equitable assumes the risk that Contractholder account values will not be sufficient to pay the guaranteed amounts when due, and therefore that AXA Equitable will have to use its own resources to cover any shortfall. AXA Equitable may enter into hedging transactions from time to time that are intended to help manage its risks under these guarantees. The Reorganizations described in this Proxy Statement/Prospectus may enhance AXA Equitable’s ability to manage this risk, for example, by eliminating Portfolios that have underperformed expectations and reducing or eliminating exposure to certain potentially volatile asset classes that may be difficult to hedge. This could have a positive impact on AXA Equitable’s profitability and/or financial position.

Description of Risk Factors

Adviser Selection Risk: The risk that AXA Equitable’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio or portion thereof invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio or portion thereof is called for redemption, the Portfolio or portion thereof will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s or portion thereof’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s or portion thereof’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio or portion thereof also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio or portion thereof uses a derivative security for purposes other than as a hedge, that Portfolio or portion thereof is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Exchange-Traded Funds Risk: When a Portfolio or portion thereof invests in ETFs, it will indirectly bear fees and expenses charged by the ETFs in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio or portion thereof invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs may also change their investment objectives or policies without the approval of the Portfolio or portion thereof. If that were to occur, the Portfolio or portion thereof might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio or portion thereof. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the manager of an ETF may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio or portion thereof that invests in such an ETF could be adversely impacted.

Foreign Securities Risk: A Portfolio’s or portion thereof’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect a Portfolio’s or portion’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s or portion’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. A Portfolio or portion thereof may be subject to the following risks associated with investing in foreign securities:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s or portion thereof’s investment in securities denominated in a foreign currency or may widen existing losses.

Depositary Receipts: A Portfolio or portion thereof may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (“GDRs”) (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio or portion thereof may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio or portion thereof investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Index-Fund Risk: Certain Portfolios and the Index Allocated Portions of certain Portfolios invest in the securities included in a relevant index or a representative sample of securities regardless of market trends. These Portfolios and the Index Allocated Portions of these Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although each of these Portfolios (or portion thereof) attempts to closely track its benchmark index, the Portfolio (or portion thereof) may not invest in all of the securities in the index. Therefore, there can be no assurance that performance of the Portfolio (or portion thereof) will match that of the benchmark index. Also, each Portfolio’s (or portion’s) returns, unlike those of the benchmark index, are reduced by the fees and operating expenses of the Portfolio.

Initial Public Offering (“IPO”) Risk: A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Investment Company Securities Risk: A Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Portfolio level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Portfolio Management Risk: The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk: The Portfolios and portions thereof do not restrict the frequency of trading to limit expenses. The Portfolios and portions thereof may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio or portion thereof and its shareholders, which would reduce investment returns.

Security Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Manager or the Adviser(s) for each Portfolio or portion thereof, as applicable, selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio or portion thereof may not perform as well as other securities that were not selected for the Portfolio or portion thereof. As a result the Portfolio or portion thereof may underperform other funds with the same objective or in the same asset class.

Securities Lending Risk: For purposes of realizing additional income, each Portfolio or portion thereof may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a Portfolio or portion thereof. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser or Manager, as applicable, the consideration to be earned from such loans would justify the risk.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s or portion thereof’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well- known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization.

Unseasoned Companies Risk: These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”).

As a condition to consummation of each Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Portfolios participating therein and their shareholders, substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and conditioned on the Reorganization’s being completed in accordance with the Reorganization Plan, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Portfolio will recognize any gain or loss on the Reorganization; (3) the Acquired Portfolio shareholders will not recognize any gain or loss on the exchange of their Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) the holding period for and tax basis in the Acquiring Portfolio Shares that an Acquired Portfolio shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Portfolio Shares that the shareholder holds immediately before the Reorganization (provided, with respect to inclusion of the holding period, the shareholder holds the shares as capital assets on the applicable Closing Date); and (5) the Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefor (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period). Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Portfolios or the Acquired Portfolio shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares generally will not recognize any gain or loss as a result of the Reorganizations. If an Acquired Portfolio sells securities before its Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that such an Acquired Portfolio must make to its shareholders before consummating its Reorganization.

As a result of the Reorganizations, each Acquiring Portfolio will succeed to certain tax attributes of the corresponding Acquired Portfolio, except that the amount of an Acquired Portfolio’s accumulated capital loss carryforwards (plus any net capital loss that Acquired Portfolio sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the corresponding Acquiring Portfolio may use to offset capital gains it recognizes after its Reorganization, generally in the eight succeeding taxable years, will be subject to an annual limitation under Sections 382 and 383 of the Code. In general, the limitation applicable to an Acquiring Portfolio for each taxable year will equal the sum of (1) the product of the net asset value (“NAV”) of the corresponding Acquired Portfolio as of the Closing Date of their Reorganization (“Acquired Portfolio’s NAV”) multiplied by the “long-term tax-exempt rate” (which is a market-based rate published by the Internal Revenue Service (“Service”) each month, currently 4.61%) for the month in which that Closing Date occurs plus (2) the amount of any net unrealized built-in gain of that Acquired Portfolio as of that Closing Date that the Acquiring Portfolio recognizes in any taxable year all or part of which is in the period through the fifth anniversary of that Closing Date (as long as the amount of that net unrealized built-in gain is greater than the lesser of (i) 15% of the Acquired Portfolio’s NAV or (ii) $10,000,000). The annual limitation will be proportionately reduced for the portion of an Acquiring Portfolio’s current taxable year after the Closing Date of its Reorganization and for any subsequent short taxable year.

If a Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in shares of the Acquired Portfolio involved therein could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Acquiring Portfolio Shares it receives.

The Trust has not sought a tax ruling from the Service but instead is acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contractholders are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS

Management of the Trust

This section gives you information about the Trust, the Manager and the Adviser for the Acquiring Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and each of its series (“portfolios”), including the Acquiring Portfolios. The Trust issues shares of beneficial interest that are currently divided among eighty-one (81) portfolios, each of which has authorized Class IA and Class IB shares. The Proxy Statement/Prospectus describes the Class IA and Class IB shares of the Acquiring Portfolios.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the portfolios. The Manager plays an active role in monitoring each portfolio (or portion thereof) and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the portfolios’ or portion thereof’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning portfolio (or portion thereof) and Adviser performance and portfolio (or portion thereof) operations that is used to supervise and monitor the Advisers and the portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which portfolio (or portion thereof) performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each portfolio’s assets among a portfolio’s current Advisers. The Manager recommends Advisers for each portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein or AXA Rosenberg Investment Management, LLC, unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders.

Management Fees

Each Acquiring Portfolio pays a fee to AXA Equitable for management services. The table below shows the annual rate of the management fees (as a percentage of each Acquiring Portfolio’s average daily net assets) that the Manager received in 2008 for managing each of the Acquiring Portfolios included in the table. Neither Acquiring Portfolio is subject to an expense limitation arrangement with the Manager.

Acquiring Portfolio	Annual Rate Received
Common Stock Portfolio*	0.48%
Small Company Index Portfolio	0.25%

*	Effective December 1, 2008, AXA Equitable agreed to reduce its contractual management fee for managing the Common Stock Portfolio so that the current contractual management fee rate for the Common Stock Portfolio is equal to an annual rate of 0.35% of that Portfolio’s average daily net assets.

The Adviser to each Acquiring Portfolio is paid by AXA Equitable. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval. A discussion of the basis for the decision by the Board to approve the investment management agreements with AXA Equitable and the investment advisory agreement with the Adviser with respect to each Acquiring Portfolio is available in the Trust’s Annual or Semi-Annual Report to Shareholders for the fiscal year ended December 31or semi-annual period ended June 30.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Acquiring Portfolio pays AXA Equitable an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of the Trust’s total average daily net assets (exclusive of certain Portfolios), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The excluded Portfolios are: All Asset Allocation Portfolio, EQ/AXA Franklin Templeton Founding Strategy Core Portfolio, the Crossings Allocation Portfolios, the Strategic Allocation Series Portfolios, the Tactical Manager Portfolios, the EQ/AXA Franklin Income Core Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/AXA Mutual Shares Core Portfolio, the EQ/AXA Templeton Growth Core Portfolio, the EQ/Global Multi-Sector Equity Portfolio, and the PLUS Portfolios.

The Adviser

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein has been the Adviser to the Small Company Index Portfolio since January 2, 2003 and to the Common Stock Portfolio and its predecessor registered investment company since the predecessor commenced operations. AllianceBernstein has been the Adviser to the Acquired Portfolios since June 8, 2009. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2008, AllianceBernstein had approximately $462 billion in assets under management.

The management of and investment decisions for each Portfolio are made by AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all of AllianceBernstein’s Passive Equity accounts. The Passive Equity Investment Team relies heavily on quantitative tools. Judith DeVivo is primarily responsible for day-today management of the Portfolio.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Mid Cap, S&P Small Cap, Russell 2000 and Russell 3000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Information about the Ms. DeVivo’s compensation, other accounts she manages and her ownership of securities of the Acquiring Portfolios is available in the Trust’s Statement of Additional Information dated May 1, 2009.

Legal Proceedings Relating to the Adviser

Material Litigation and Regulatory Matters

All aspects of AllianceBernstein’s (also referred to in this section as “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1. Market Timing Litigation. On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants — mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm’s profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the 1940 Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

At the present time, AllianceBernstein is unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, AllianceBernstein conducts a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, AllianceBernstein records an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss — an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and AllianceBernstein is able to indicate an estimate of the possible loss or range of loss, AllianceBernstein discloses that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

1. Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require AllianceBernstein to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. AllianceBernstein responded to the Information Requests and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, AllianceBernstein and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, AllianceBernstein filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. AllianceBernstein intends to vigorously defend against the allegations in the Summary Order.

2. On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the 1940 Act by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005, and Form 10-Q for the quarter ended September 30, 2006. If you would like additional information concerning any of these matters, or any other matters, please let us know.

Portfolio Services

Fund Distribution Arrangements

The Trust offers two classes of shares on behalf of each Acquiring Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Acquiring Portfolios. The annual fee equals 0.25% (subject to 0.50% maximum) of each Acquiring Portfolio’s average daily net assets attributable to Class IB Shares. Because these fees are paid out of an Acquiring Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The co-distributors may receive payments from certain Advisers of the Acquiring Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Acquiring Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The co-distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

Buying and Selling Shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Acquiring Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange (“NYSE”) is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. An Acquiring Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for an Acquiring Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Acquiring Portfolio Shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Acquiring Portfolios. Excessive purchases and redemptions of shares of an Acquiring Portfolio may adversely affect the Acquiring Portfolio’s performance and the interests of long-term investors by requiring the Acquiring Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, an Acquiring Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Acquiring Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because an Acquiring Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Acquiring Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, an Acquiring Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Acquiring Portfolios (or underlying ETFs in which an Acquiring Portfolio invests) that invest a significant portion of their assets in foreign securities, in securities of small- and mid-capitalization companies (e.g. the Small Company Index Portfolio), or in high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Acquiring Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Acquiring Portfolio Shares. As a general matter, each Acquiring Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Acquiring Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Acquiring Portfolio.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a portfolio of the Trust, including an Acquiring Portfolio, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets - Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchase or sold because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities – based upon pricing service valuations.

•

Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the NYSE. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options – last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities – shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and other Distributions

The Acquiring Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by an Acquiring Portfolio are automatically reinvested at net asset value in shares of that Acquiring Portfolio.

Federal Income Tax Considerations

Each portfolio, including the Acquiring Portfolios, is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A portfolio that satisfies those requirements is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if a portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet the investment diversification rules for separate accounts. If a portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Acquiring Portfolio’s Class IA and Class IB shares. The financial information in the tables is for the past five years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB shares of each Acquiring Portfolio has been derived from the financial statements of each Acquiring Portfolio, which have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report on each Acquiring Portfolio’s financial statements as of December 31, 2008 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in each Acquiring Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report, which are incorporated by reference into the Trust’s Statement of Additional Information relating to this Proxy Statement/Prospectus and available upon request.

EQ/Common Stock Index Portfolio (formerly EQ/AllianceBernstein Common Stock Portfolio)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2008(e)	2007(e)	2006(e)	2005(e)	2004	2008(e)	2007(e)	2006(e)	2005(e)	2004
Net asset value, beginning of year	$20.27	$19.80	$18.09	$17.49	$15.47	$20.16	$19.69	$17.99	$17.39	$15.38

Income (loss) from investment operations:
Net investment income	0.29	0.25	0.27	0.18	0.21	0.25	0.19	0.22	0.14	0.15
Net realized and unrealized gain (loss) on investments and futures	(9.14)	0.48	1.72	0.61	2.01	(9.08)	0.49	1.71	0.60	2.02

Total from investment operations	(8.85)	0.73	1.99	0.79	2.22	(8.83)	0.68	1.93	0.74	2.17

Less distributions:
Dividends from net investment income	(0.31)	(0.26)	(0.28)	(0.19)	(0.20)	(0.28)	(0.21)	(0.23)	(0.14)	(0.16)

Net asset value, end of year	$11.11	$20.27	$19.80	$18.09	$17.49	$11.05	$20.16	$19.69	$17.99	$17.39

Total return	(43.67)%	3.73%	11.01%	4.52%	14.40%	(43.81)%	3.48%	10.72%	4.27%	14.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,168,157	$6,425,334	$7,114,739	$7,297,020	$7,847,618	$1,034,651	$2,090,492	$2,364,942	$2,351,936	$2,320,683
Ratio of expenses to average net assets:
After fees paid indirectly	0.46%	0.59%	0.55%	0.50%	0.43%	0.71%	0.84%	0.80%	0.75%	0.68%
Before fees paid indirectly	0.61%	0.60%	0.57%	0.52%	0.52%	0.86%	0.85%	0.82%	0.77%	0.77%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.79%	1.21%	1.43%	1.05%	1.23%	1.54%	0.96%	1.18%	0.80%	0.98%
Before fees paid indirectly	1.64%	1.20%	1.42%	1.03%	1.14%	1.39%	0.95%	1.17%	0.78%	0.89%
Portfolio turnover rate	83%	44%	35%	38%	47%	83%	44%	35%	38%	47%

EQ/Small Company Index Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2008(e)	2007(e)	2006(e)		2005(e)	2004	2008(e)		2007(e)	2006(e)		2005(e)	2004
Net asset value, beginning of year	$11.61	$13.01	$11.68		$11.87	$10.47	$11.61		$13.01	$11.68		$11.87	$10.47

Income (loss) from investment operations:
Net investment income	0.14	0.18	0.15		0.13	0.08	0.11		0.14	0.11		0.10	0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(4.06)	(0.43)	1.94		0.40	1.79	(4.05)		(0.42)	1.94		0.40	1.77

Total from investment operations	(3.92)	(0.25)	2.09		0.53	1.87	(3.94)		(0.28)	2.05		0.50	1.84

Less distributions:
Dividends from net investment income	(0.10)	(0.21)	(0.13)		(0.12)	(0.09)	(0.08)		(0.18)	(0.09)		(0.09)	(0.06)
Distributions from realized gains	(0.82)	(0.94)	(0.63)		(0.60)	(0.38)	(0.82)		(0.94)	(0.63)		(0.60)	(0.38)

Total dividends and distributions	(0.92)	(1.15)	(0.76)		(0.72)	(0.47)	(0.90)		(1.12)	(0.72)		(0.69)	(0.44)

Net asset value, end of year	$6.77	$11.61	$13.01		$11.68	$11.87	$6.77		$11.61	$13.01		$11.68	$11.87

Total return	(33.94)%	(1.55)%	17.98%		4.50%	17.97%	(34.12)%		(1.82)%	17.68%		4.24%	17.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$216,594	$130,825	$380,834		$24,343	$18,361	$430,688		$669,947	$687,050		$517,538	$480,368
Ratio of expenses to average net assets	0.45%	0.39%	0.38	%(c)	0.33%	0.38%	0.70	%(c)	0.64%	0.63	%(c)	0.58%	0.63%
Ratio of net investment income to average net assets	1.61%	1.36%	1.17%		1.09%	0.94%	1.13%		1.04%	0.87%		0.84%	0.69%
Portfolio turnover rate	48%	32%	26%		26%	21%	48%		32%	26%		26%	21%

(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(e)	Net investment income and capital changes per share are based on average shares outstanding.

VOTING INFORMATION

The following information applies to the Reorganization of each Acquired Portfolio and Acquiring Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts allocated to the Acquired Portfolios at the close of business on the Record Date will be entitled to be present and vote or give voting instructions for the applicable Acquired Portfolio at the Meeting with respect to their shares or shares attributable to their Contracts as of the Record Date.

Each whole share of the Acquired Portfolios is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting.

The table below shows the number of outstanding shares of the Acquired Portfolios as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 95% of those shares.

Portfolio	Total Number	Number of Class IA	Number of Class IB
Opportunity Portfolio
Small Cap Portfolio

Required Shareholder Vote

Approval of any Proposal will require the affirmative vote of (i) 67% or more of the voting securities of an Acquired Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less. The presence, in person or by proxy, of at least one-third of the shares of an Acquired Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to an Acquired Portfolio. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. If a shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum. The approval of one Proposal is not contingent on the approval of the other Proposal.

To the knowledge of the Trust, as of the Record Date, the officers and Trustees owned, as a group, less than 1% of the shares of each Portfolio.

AXA Equitable (together with the other Insurance Companies) may be deemed to be a control person of each Portfolio by virtue of its direct or indirect ownership of more than 25% of the shares of each Portfolio. In addition, AXA Equitable (together with the other Insurance Companies) may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of more than 95% of the Trust’s shares. As of the Record Date, except as set forth in Appendix B, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record 5% or more of the outstanding Class IA or Class IB shares of a Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding more than 5% of the outstanding Class IA or Class IB shares of a Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about July     , 2009. In addition to the solicitation of proxies and voting instructions by mail, officers, agents and employees of AXA Equitable and the Trust and their affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, telegraph, fax, the internet or oral communication.

Contractholders with amounts allocated to an Acquired Portfolio on the Record Date will be entitled to be present and give voting instructions for the Acquired Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. An Insurance Company will vote shares attributable to Contracts for which it is the Contractholder “FOR” each proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares in favor of the applicable proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the applicable Insurance Company “FOR” or “AGAINST” approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractholders (other than the Insurance Company) have provided voting instructions to the Insurance Company.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

An Insurance Company will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, an Insurance Company intends to vote “FOR” the applicable Proposal and may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

Proxy Solicitation

The cost of the Meeting, including the cost of solicitation of proxies and voting instructions, will be borne by AXA Equitable. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, telegraph, fax, personal interview by officers or agents of the Trust or the Internet. Contractholders can provide voting instructions: (1) by Internet at our website at                     ; (2) by telephone at 1-800-            ; or (3) by mail, with the enclosed voting instruction card.

Adjournment

If sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. An Insurance Company will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the Proposal. An Insurance Company will vote against the adjournment those proxies required to be voted against the Proposal. An Insurance Company will pay the costs of any additional solicitation and any adjourned session.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Reorganization Plan.

*        *        *        *        *

APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by EQ ADVISORS TRUST, a Delaware statutory trust (“Trust”), on behalf of each of its segregated portfolios of assets (“series”) listed on Schedule A to this Plan (“Schedule A”). (Each series listed under the heading “Targets” on Schedule A is referred to herein as a “Target”; each series listed under the heading “Acquiring Portfolios” on Schedule A is referred to herein as an “Acquiring Portfolio”; and each Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio.”) All agreements, covenants, actions, and obligations of each Portfolio contained herein shall be deemed to be agreements, covenants, actions, and obligations of, and all rights and benefits created hereunder in favor of each Portfolio shall inure to and be enforceable by, the Trust acting on its behalf.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Portfolio is a duly established and designated series thereof.

The Trust may sell voting shares of beneficial interest in the Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), (2) separate accounts of AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, (3) AXA Equitable’s Investment Plan for Employees (a 401(k) plan it sponsors) and other tax-qualified retirement plans, and (4) other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to such accounts and plans. At the date of adoption hereof, [some shares in the Portfolios named                     ,                     ,                     , and                      are held by one or more shareholders described in clauses (2) – (4) (collectively, “Other Shareholders”) and the balance of the shares in those Portfolios and] all the shares in each [other] Portfolio are held by AXA Equitable for separate accounts thereof. The Portfolios are underlying investment options for those separate accounts, which fund certain variable annuity certificates and contracts and variable life insurance policies issued by AXA Equitable (collectively, “Contracts”). Under applicable law, the assets of all those separate accounts (i.e., the shares of the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Trust wishes to effect two separate reorganizations, each described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)). Each reorganization will consist of (1) the transfer of all of a Target’s assets to the Acquiring Portfolio listed on Schedule A opposite its name (“corresponding Acquiring

Portfolio”) in exchange solely for shares in that Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares in that Target and in liquidation thereof, and (3) that Target’s termination (all the foregoing transactions involving each Target and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance of this Plan, except paragraph 5, refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

The Trust’s Amended and Restated Declaration of Trust, as amended (“Declaration”), permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each series thereof (including each Portfolio) is a managed portfolio of securities, and AXA Equitable and each investment sub-adviser thereof have the authority to buy and sell securities for it.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Portfolio’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers two classes of shares, designated Class IA and Class IB shares (“Class IA Target Shares” and “Class IB Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Portfolio also offers two classes of shares, also designated Class IA and Class IB shares (“Class IA Acquiring Portfolio Shares” and “Class IB Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ identically designated classes of shares have identical characteristics.

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) (i) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share and (ii) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2 The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books — Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3 The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to in this Plan, except Reorganization Expenses (as defined in paragraph 4.3(j)) borne by AXA Equitable pursuant to paragraph 5. Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

1.4 At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryforward, for prior taxable years and the current taxable year through the Effective Time.

1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which AXA Equitable holds Target Shares, and Other Shareholders, of record at the Effective Time (each, a “Shareholder”), in proportion to the Target Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent (“Transfer Agent”) opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares such Shareholder owned at the Effective

Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6 As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

2. VALUATION

2.1 For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange, and the declaration of any dividends and/or other distributions, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

2.2 For purposes of paragraph 1.1(a), the NAV per share for each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the valuation procedures referred to in paragraph 2.1.

2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by AXA Equitable, in its capacity as the Trust’s administrator.

3. CLOSING AND EFFECTIVE TIME

3.1 Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on September     , 2009 (“Effective Time”). If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of either class of Acquiring Portfolio Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored. The Closing shall be held at the Trust’s offices or at such other place as the Trust determines.

3.2 The Trust shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing.

3.3 The Trust shall direct the Transfer Agent to deliver at the Closing a certificate of an authorized officer (a) stating that its records contain the number of full and fractional outstanding Target Shares each Shareholder owns at the Effective Time and (b) as to the opening of accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Portfolio Shares to be credited to Target at the Effective Time have been credited to Target’s account on those records.

4. CONDITIONS PRECEDENT

4.1 The Trust’s obligation to implement this Plan on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a) At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b) Target is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on Target’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Target’s behalf, is a party or by which it is bound;

(c) All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e) Target’s Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2008, have been audited by PricewaterhouseCoopers, LLP (“PwC”) and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and such Statements present fairly, in all material respects, Target’s financial condition at such date in accordance with GAAP, and there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(f) Since December 31, 2008, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

(g) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to such Returns;

(h) Target is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that will end at the Effective Time), Target has met (or for such year will meet) the requirements of Part I of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company

(“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i) Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of such section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying Acquiring Portfolio’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Portfolio’s investment portfolio, that most of Target’s assets are consistent with Acquiring Portfolio’s investment objective and policies and thus can be transferred to and held by Acquiring Portfolio;

(j) At the Effective Time, (1) at least 33 1 /3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions, and (2) Target will not have altered its portfolio in connection with the Reorganization to meet such 33 1/3% threshold;

(k) To the best of the Trust’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50% of the number of the Target Shares at such date;

(l) All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(m) Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) At the Effective Time, Target will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

(p) Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

4.2 The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a) No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b) Acquiring Portfolio is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound;

(c) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and the Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d) Acquiring Portfolio’s Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2008, have been audited by PwC and are in accordance with GAAP; and such Statements present fairly, in all material respects, Acquiring Portfolio’s financial condition at such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(e) Since December 31, 2008, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Portfolio Share due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders shall not constitute a material adverse change;

(f) At the Effective Time, all Returns of Acquiring Portfolio required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to such Returns;

(g) Acquiring Portfolio is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that includes the Effective Time), Acquiring Portfolio has met (or for such year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852; Acquiring Portfolio intends to continue after the Reorganization to meet all such requirements and to be eligible to and to so compute its federal income tax; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h) Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Portfolio will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions and (2) Acquiring Portfolio will have no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

(i) Following the Reorganization, Acquiring Portfolio (1) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the

Regulations) and (2) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(j) At the Effective Time and at all times thereafter, neither Acquiring Portfolio nor any person Related to it will have any plan or intention to acquire or redeem — either directly or through any transaction, agreement, or arrangement with any other person — any Acquiring Portfolio Shares issued pursuant to the Reorganization, other than redemptions that Acquiring Portfolio will make in the ordinary course of its business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act;

(k) All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares;

(l) There is no plan or intention for Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(m) Acquiring Portfolio will not own, nor will it have owned during the five years preceding the Effective Time, directly or indirectly, any Target Shares;

(n) Before or pursuant to the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired Target Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares;

(o) Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

(p) The Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ benefit, pursuant to the terms of this Plan, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares and will be fully paid and non-assessable by the Trust.

4.3 The Trust’s obligation to implement this Plan on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for the Trust’s adoption and performance, on either Portfolio’s behalf, of this Plan, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c) The Trust’s management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

(f) At the Effective Time, there will be no intercompany indebtedness between the Portfolios that was issued or acquired, or will be settled, at a discount;

(g) Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h) Immediately after the Reorganization, AXA Equitable (through its separate accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

(i) None of the compensation AXA Equitable receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j) No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k) All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

(l) At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

(m) The Trust shall have called a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”);

(n) The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(1) Acquiring Portfolio’s acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b));

(2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3) Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(4) Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(6) A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5. EXPENSES

Subject to satisfaction of the condition contained in paragraph 4.3(j), AXA Equitable shall bear the total Reorganization Expenses. The Reorganization Expenses consist of (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Portfolio’s prospectus and Target’s proxy materials, (2) legal and accounting fees in connection with the Reorganization, and (3) expenses of holding the Shareholders Meeting (including any adjournments thereof). The Reorganization Expenses do not include any other expenses incurred in connection with the Reorganization, including brokerage and similar expenses incurred in connection with the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in such Portfolio’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6. TERMINATION

The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

7. AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval thereof; provided that, following such approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8. MISCELLANEOUS

8.1 This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Portfolios’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Portfolios but are only binding on and enforceable against the respective Portfolio’s property. The Trust, in asserting any rights or claims under this Plan on either Portfolio’s behalf, shall look only to the other Portfolio’s property in settlement of such rights or claims and not to the property of any other series of the Trust or to such trustees, officers, or shareholders.

8.4 Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

SCHEDULE A

TARGETS	ACQUIRING PORTFOLIOS
EQ/Common Stock Index II Portfolio	EQ/Common Stock Index Portfolio

EQ/Small Company Index II Portfolio	EQ/Small Company Index Portfolio

APPENDIX B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, to the Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA or Class IB shares of a Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)

B-1

STATEMENT OF ADDITIONAL INFORMATION

July     , 2009

EQ ADVISORS TRUST

EQ/Common Stock Index II Portfolio

EQ/Small Company Index II Portfolio

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”)

AND

EQ/Common Stock Index Portfolio

EQ/Small Company Index Portfolio

(each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

The Acquired and Acquiring Portfolios are series of EQ Advisors Trust (the “Trust”).

This Statement of Additional Information (“SAI”) relates specifically to the reorganizations of the EQ/Common Stock Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Opportunity Portfolio) into the EQ/Common Stock Index Portfolio and the EQ/Small Company Index II Portfolio (formerly, the EQ/Oppenheimer Main Street Small Cap Portfolio) into the EQ/Small Company Index Portfolio (each, a “Reorganization”). Under each Reorganization, the Acquiring Portfolio would acquire all of the assets of the Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of the corresponding Acquired Portfolio’s liabilities. This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (“Contracts”) with amounts allocated to an Acquired Portfolio and to other shareholders of the Acquired Portfolios as of June 30, 2009.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1) The combined Statement of Additional Information of the Trust dated May 1, 2009, as supplemented, which contains information about the Acquiring Portfolios; and

(2) The Trust’s combined Annual Report to Shareholders for the fiscal year ended December 31, 2008, which includes information relating to each of the Acquiring and Acquired Portfolios.

The Trust’s SAI that is incorporated by reference above includes information about the Trust’s other portfolios that is not relevant to the Reorganizations. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated July     , 2009 relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (877) 222-2144. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws.

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.” Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Registrant’s Investment Management Agreements state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5(a) and 5(b) of certain of the Registrant’s Investment Advisory Agreements state:

5. LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA and/or IB] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) [AXA Equitable Life Insurance Co. (“Equitable”)] shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable’s part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party) or, subject to Section 10 below, Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that Equitable may be held liable pursuant to Section 6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i)	any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii)	the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii)	the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv)	the breach of any representation or warranty of the Trust hereunder;

(v)	the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi)	any delays, inaccuracies, errors in or omissions from information or data provided to Equitable by data services, including data services providing information in connection with any third party computer system licensed to Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii)

the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii)	any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix)	except as provided for in Schedule B.III, the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x)	all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Amended and Restated Participation Agreement states:

8.1(a). [AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”] agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable; as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Article VII of the Registrant’s Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, [AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”)] and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class IA shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to Equitable or the Plan for use in connection with the sale or distribution of Class IA shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of Equitable or the Plan or any of such, with respect to the sale or distribution of Class IA shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnifed Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

(i) the sale or acquisition of Class IA shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class IA shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification By the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

Item 16. Exhibits

(1)(a)	Agreement and Declaration of Trust.[1]

(1)(b)(i)	Amended and Restated Agreement and Declaration of Trust.[2]

(1)(b)(ii)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[7]

(1)(b)(iii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[10]

(1)(c)	Certificate of Trust.[1]

(1)(d)	Certificate of Amendment to the Certificate of Trust.[2]

(2)	By-Laws.[1]

(3)	None.

(4)	Plan of Reorganization and Termination; filed as Appendix A to the Combined Proxy Statement and Prospectus set forth as Part A to the Registration Statement on Form N-14.

(5)	Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant’s Amended and Restated Agreement and Declaration of Trust and By-laws (Exhibits (1)(b)(i) and (2)).

(6)	Investment Advisory Contracts

(6)(a)(i)	Amended and Restated Investment Management Agreement, dated as of May 1, 2000, between the Trust and AXA Equitable.[6]

(6)(a)(ii)	Revised Amendment No. 1, dated as of September 1, 2000, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[7]

(6)(a)(iii)	Amendment No. 2, dated as September 1, 2001, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[8]

(6)(a)(iv)	Amendment No. 3, dated as of November 22, 2002, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[10]

(6)(a)(v)	Amendment No. 4, dated as of May 2, 2003, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[12]

(6)(a)(vi)	Amendment No. 5, dated as of July 8, 2004, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[16]

(6)(a)(vii)	Amendment No. 6, dated as of October 25, 2004, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[16]

(6)(a)(viii)	Amendment No. 7, dated as of May 1, 2005, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[17]

(6)(a)(ix)	Amendment No. 8, dated as of September 30, 2005, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[20]

(6)(a)(x)	Amendment No. 9, dated as of August 1, 2006, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[23]

(6)(a)(xi)	Amendment No. 10, dated as of May 1, 2007, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[25]

(6)(a)(xii)	Amendment No. 11, dated as of July 11, 2007, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[26]

(6)(a)(xiii)	Amendment No. 12, dated as of May 1, 2008, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[30]

(6)(a)(xiv)	Amendment No. 13, dated as of December 1, 2008, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[30]

(6)(a)(xv)	Amendment No. 14, dated as of January 1, 2009, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[30]

(6)(a)(xvi)	Amendment No. 15, dated as of May 1, 2009, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.[33]

(6)(a)(xvii)	Amendment No. 16, effective as of June 5, 2009, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000. (filed herewith)

(6)(b)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein L.P. (“AllianceBernstein”) with respect to EQ/Small Company Index Portfolio dated August 1, 2006.[12]

(6)(c)(i)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated August 1, 2006. [24]

(6)(c)(ii)	Amendment No. 1 dated June 22, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated August 1, 2006. [28]

(6)(c)(iii)	Amendment No. 2 dated August 17, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated August 1, 2006. [28]

(6)(c)(iv)	Amendment No. 3 dated December 1, 2008 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated August 1, 2006. [29]

(6)(c)(v)	Amendment No. 4 dated January 15, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated August 1, 2006. [29]

(6)(c)(vi)	Amendment No. 5 effective as of April 1, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated August 1, 2006. [33]

(6)(d)	Interim Investment Advisory Agreement AXA Equitable and AllianceBernstein with respect to EQ/Common Stock II Portfolio and EQ/Small Company Index II Portfolio, dated as of June 8, 2009. (filed herewith)

(7)	Underwriting or Distribution Contracts

(7)(a)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors, LLC (“AXA Distributors”) dated as July 15, 2002 with respect to Class IA shares.[10]

(7)(a)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[12]

(7)(a)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[16]

(7)(a)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[16]

(7)(a)(v)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[17]

(7)(a)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares. [20]

(7)(a)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[23]

(7)(a)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[25]

(7)(a)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[26]

(7)(a)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[27]

(7)(a)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[29]

(7)(a)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares. [31]

(7)(a)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[32]

(7)(b)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as July 15, 2002 with respect to Class IB shares.[10]

(7)(b)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[12]

(7)(b)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[16]

(7)(b)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares. [16]

(7)(b)(v)	Amendment No. 4 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[17]

(7)(b)(vi)	Amendment No. 5 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[20]

(7)(b)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[23]

(7)(b)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[25]

(7)(b)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[26]

(7)(b)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[27]

(7)(b)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[29]

(7)(b)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [31]

(7)(b)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[32]

(7)(c)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Advisors, LLC (“AXA Advisors”) dated as July 15, 2002 with respect to Class IA shares.[10]

(7)(c)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IA shares.[12]

(7)(c)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IA shares.[16]

(7)(c)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IA shares.[16]

(7)(c)(v)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[17]

(7)(c)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[20]

(7)(c)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[23]

(7)(c)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[25]

(7)(c)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[26]

(7)(c)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[27]

(7)(c)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[29]

(7)(c)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[31]

(7)(c)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[32]

(7)(d)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as July 15, 2002 with respect to Class IB shares.[10]

(7)(d)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IB shares.[12]

(7)(d)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IB shares.[16]

(7)(d)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IB shares.[16]

(7)(d)(v)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[17]

(7)(d)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[20]

(7)(d)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[23]

(7)(d)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[25]

(7)(d)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[26]

(7)(d)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[27]

(7)(d)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[29]

(7)(d)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[31]

(7)(d)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[32]

(8)	Form of Deferred Compensation Plan.[3]

(9)	Custodian Agreements

(9)(a)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[9]

(9)(a)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[12]

(9)(a)(ii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[16]

(9)(a)(iii)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[16]

(9)(a)(iv)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[17]

(9)(a)(v)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[20]

(9)(a)(vi)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[24]

(9)(a)(vii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[25]

(9)(a)(viii)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[26]

(9)(a)(ix)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[27]

(9)(a)(x)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[29]

(9)(a)(xi)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[29]

(9)(a)(xii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[31]

(9)(a)(xiii)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[32]

(10)	Distribution and Multiple Class Plans

(10)(a)	Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Trust’s Class IB shares adopted March 31, 1997.[4]

(10)(c)	Plan Pursuant to Rule 18f-3 under the 1940 Act.[4]

(11)	Legal Opinion of K&L Gates LLP regarding the legality of the securities being registered. (filed herewith)

(12)	Opinion of K&L Gates LLP as to tax matters. (to be filed by amendment)

(13)	Other Material Contracts

(13)(a)(i)	Form of Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[5]

(13)(a)(ii)	Amendment No. 1 dated May 1, 2005 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[19]

(13)(a)(iii)	Amendment No. 2 dated as of May 1, 2006 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[21]

(13)(a)(iv)	Amendment No. 3 dated as of August 1, 2006 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[24]

(13)(a)(v)	Amendment No. 4 dated as of May 1, 2007 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[25]

(13)(a)(vi)	Amendment No. 5 dated as of July 11, 2007 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[26]

(13)(a)(vii)	Amendment No. 6 dated as of January 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[27]

(13)(a)(viii)	Amendment No. 7 dated as May 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[29]

(13)(a)(ix)	Amendment No. 8 dated as of December 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[29]

(13)(a)(x)	Amendment No. 9 dated as of January 1, 2009 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[31]

(13)(a)(xi)	Revised Amendment No. 10 dated as of May 1, 2009 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[34]

(13)(b)(i)	Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated as of July 15, 2002.[10]

(13)(b)(ii)	Amendment No. 1 dated May 2, 2003 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[12]

(13)(b)(iii)	Amendment No. 2 dated July 9, 2004 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[16]

(13)(b)(iv)	Amendment No. 3 dated October 1, 2004 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[16]

(13)(b)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[17]

(13)(b)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[22]

(13)(b)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[24]

(13)(b)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[25]

(13)(b)(ix)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[27]

(13)(b)(x)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[29]

(13)(b)(xi)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[31]

(13)(b)(xii)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[32]

(13)(c)	Sub-Administration Agreement between AXA Equitable and JPMorgan Investor Services Co. (formerly, “Chase Global Funds Services Company”) dated May 1, 2000, as amended November 1, 2004.[22]

(13)(d)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated as of July 10, 2002.[10]

(14)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(15)	None.

(16)	Powers of Attorney. (filed herewith)

(17)	Additional Exhibits

(17)(a)	Voting Instruction and Proxy Cards. (filed herewith)

(17)(b)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997, as amended July 2008.[29]

(17)(c)	Revised Code of Ethics of AllianceBernstein, updated February 2008. [29]

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
4.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).
5.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on February 16, 2000 (File No. 333-17217).
6.	Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on April 21, 2000 (File No. 333-17217).
7.	Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).
8.	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on August 13, 2001 (File No. 333-17217).
9.	Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).
10.	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
11.	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 15, 2004 (File No. 333-17217).
12.	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
13.	Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2004 (File No. 333-17217).
14.	Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on April 28, 2004 (File No. 333-17217).
15.	Incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on July 12, 2004 (File No. 333-17217).
16.	Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
17.	Incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).

18.	Incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on June 16, 2005 (File No. 333-17217).
19.	Incorporated by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2005 (File No. 333-17217).
20.	Incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
21.	Incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2006 (File No. 333-17217).
22.	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
23.	Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006 (File No. 333-17217).
24.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
25.	Incorporated by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
26.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
27.	Incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
28.	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2008 (File No. 333-17217).
29.	Incorporated by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
30.	Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A filed on March 13, 2009 (File No. 333-17217).
31.	Incorporated by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
32.	Incorporated by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
33.	Incorporated by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on April 29, 2009 (File No. 333-17217).
34.	Incorporated by reference to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A filed on May 27, 2009 (File No. 333-17217).

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 10th day of June 2009.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Steven M. Joenk
Trustee, Chairman, President and Chief Executive Officer

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk	Trustee, Chairman, President and	June 10, 2009
Steven M. Joenk	Chief Executive Officer

/s/ Jettie M. Edwards*	Trustee	June 10, 2009
Jettie M. Edwards

/s/ William M. Kearns, Jr.*	Trustee	June 10, 2009
William M. Kearns, Jr.

/s/ Christopher P.A. Komisarjevsky*	Trustee	June 10, 2009
Christopher P.A. Komisarjevsky

/s/ Theodossios Athanassiades*	Trustee	June 10, 2009
Theodossios (Ted) Athanassiades

/s/ David W. Fox*	Trustee	June 10, 2009
David W. Fox

/s/ Gary S. Schpero*	Trustee	June 10, 2009
Gary S. Schpero

/s/ Harvey Rosenthal*	Trustee	June 10, 2009
Harvey Rosenthal

/s/ Brian Walsh*	Treasurer and Chief Financial	June 10, 2009
Brian Walsh	Officer

*By:	Steven M. Joenk
Steven M. Joenk
(Attorney-in-fact)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
(6)(a)(xvii)	Amendment No. 16, effective as of June 5, 2009, to the Amended and Restated Investment Management Agreement, between the Trust and AXA Equitable dated May 1, 2000.

(6)(d)	Interim Investment Advisory Agreement AXA Equitable and AllianceBernstein with respect to EQ/Common Stock II Portfolio and EQ/Small Company Index II Portfolio, dated as of June 8, 2009.

(11)	Legal Opinion of K&L Gates LLP regarding the legality of the securities being registered.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.

(17)(a)	Voting Instruction and Proxy Cards.